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Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Christopher R. Hayek, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  the Annual Report on Form 10-K for the fiscal year ended December 31, 2010 of Tree.com, Inc. (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Tree.com, Inc.

Dated: February 28, 2011	/s/ CHRISTOPHER R. HAYEK
Christopher R. Hayek Senior Vice President, Chief Accounting Officer and Treasurer (principal financial officer)

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  Exhibit 32.2
CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002